Restructuring	12 Months Ended
Dec. 31, 2015
Restructuring Cost and Reserve [Line Items]
Restructuring and Related Activities Disclosure [Text Block]
Restructuring and Cost Reduction Programs
2015 Restructuring Activities
In 2014, in response to an uncertain economic outlook, the Company initiated significant restructuring programs with the intent to optimize its cost structure and bring manufacturing capacity in line with demand. The Company estimates that the restructuring activities under these programs will be completed over the next 6 months. As of December 31, 2015, $17 of costs have been incurred over the life of these programs, consisting primarily of workforce reduction costs, and no additional costs are expected to be incurred.
Workforce reduction costs primarily relate to non-voluntary employee termination benefits and are accounted for under the guidance for nonretirement postemployment benefits or as exit and disposal costs, as applicable. During the years ended December 31, 2015 and 2014 charges of $4 and $13, respectively, were recorded in “Business realignment costs” in the Consolidated Statements of Operations. At December 31, 2015 and 2014, the Company had accrued $3 and $12, respectively, for restructuring liabilities in “Other current liabilities” in the Consolidated Balance Sheets.
The following table summarizes restructuring information by reporting segment:

	Epoxy, Phenolic and Coating Resins	Corporate and Other	Total
Restructuring costs expected to be incurred	$11	$6	$17
Cumulative restructuring costs incurred through December 31, 2015	$11	$6	$17

Accrued liability at December 31, 2013	$—	$—	$—
Restructuring charges	10	3	13
Payments	(1)	—	(1)
Accrued liability at December 31, 2014	$9	$3	$12
Restructuring charges	1	3	4
Payments	(9)	(4)	(13)
Accrued liability at December 31, 2015	$1	$2	$3